SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 43	☒
(File No. 33-15290)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 83 (File No. 811-05213) (Check appropriate box or boxes.)	☒

Exact Name of Registrant:

RiverSource of New York Account 8

Name of Depositor:

RiverSource Life Insurance Co. of New York

Address of Depositor’s Principal Executive Offices, Zip Code

Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension

Albany, NY 12203

(800) 541-2251

Name and Address of Agent for Service:

Dixie Carroll, Esq.

5229 Ameriprise Financial Center

Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
April 30, 2018
RiverSource®
Variable Universal Life Insurance
AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
New policies are not currently being offered.
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life Insurance (VUL – NY).
The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured’s death. You may direct your net premiums or transfers to:
•	A fixed account to which we credit interest.
•	Subaccounts that invest in underlying funds.
Prospectuses are available for the funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.
This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.
Please note that your investments in a policy and its underlying funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

RiverSource Variable Universal Life Insurance New York — Prospectus    1

2     RiverSource Variable Universal Life Insurance New York — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge(a)	When you pay premium.	3.5% of each premium payment.

Surrender Charge(b)	When you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. The rates to the right are the initial surrender charge. These rates grade down starting in year 5 to zero at the end of year 10.	Rate per $1,000 of the initial specified amount:
Minimum: $5.11 — Female, Standard, Age 1.
Maximum: $36.80 — Male, Smoker, Age 85.
Representative Insured: $10.42 — Male, Nonsmoker, Age 40.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	A sales charge of 2.5% and a premium tax charge of 1% make up the premium expense charge.
(b)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of net amount risk:
Minimum: $.05 — Female, Standard, Age 10
Maximum: $40.64 — Male, Smoker, Age 99
Representative Insured: $.19 — Male, Nonsmoker, Age 40

Policy Fee	Monthly.	Guaranteed: $5 per month.
Current: $5 per month.

Death Benefit Guarantee Charge(b)	Monthly.	The monthly rate is $.01 per $1,000 of the current specified amount and $.01 per $1,000 of coverage under the OIR.

Mortality and Expense Risk Charge	Daily.	Guaranteed: .90% of the average daily net asset value of the subaccounts for all policy years.

Interest Rate on Loans	When loan is taken.	Guaranteed: 6.1% payable in advance for all policy years. Equivalent to 6.5% effective annual rate.
Current: For policies purchased before May 1, 1993:
• 6.1% payable in advance for all policy years. Equivalent to 6.5% effective annual rate.
For policies purchased on or after May 1, 1993:
• 6.1% payable in advance for policy years 1-10. Equivalent to 6.5% effective annual rate.
• 4.3% payable in advance for policy years 11+. Equivalent to a 4.5% effective rate.

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of accidental death benefit amount:
Minimum: $.04 — Female, Age 5
Maximum: $.16 — Male, Age 69
Representative Insured: $.08 — Male, Nonsmoker, Age 40

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR specified amount: $.58.

Other Insured Rider (OIR)(a),(c)	Monthly.	Monthly rate per $1,000 of OIR specified amount:
Minimum: $.05 — Female, Standard, Age 10.
Maximum: $40.64 — Male, Smoker, Age 99.
Representative Insured: $.19 — Male, Nonsmoker, Age 40.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	This charge is deducted only while the DBG is in effect during the first five policy years or until the insured’s attained insurance age 65, whichever is later.
(c)	OIR is no longer available for purchase. Any OIR currently in force on a policy cannot be increased.

4    RiverSource Variable Universal Life Insurance New York — Prospectus

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of net amount risk plus the OIR specified amount if applicable:
Minimum: $.01 — Female, Standard, Age 25.
Maximum: $.31 — Male, Smoker, Age 59.
Representative Insured: $.02 — Male, Nonsmoker, Age 40.
If you have a CIR, there will be an additional charge of $.02 per month per $1,000 of the CIR specified amount.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

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Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum annual operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and the Statement of Additional Information (“SAI”).

6    RiverSource Variable Universal Life Insurance New York — Prospectus

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the beneficiary of the policy when the insured dies. Before the insured’s attained insurance age 100, your policy’s death benefit can never be less than the specified amount unless you change that amount or your policy has outstanding indebtedness.	The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the specified amount; or
• a percentage of the policy value.
Option 2 (variable amount): If death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the policy value plus the specified amount; or
• a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).

Maturity Benefit	If the insured is alive at insurance age 100, the policy ends.	The policy matures at the maturity date. We pay you the cash surrender value as a maturity benefit.

Death Benefit Guarantee (DBG)	Your policy will not lapse (end without value) if the DBG is in effect, even if the cash surrender value is less than the amount needed to pay the monthly deduction.	Death Benefit Guarantee: The policy has a DBG option, which guarantees the policy will not lapse before the insured’s attained insurance age 65 (or five years from the policy date, if later). The DBG remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges.

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the DBG remains in effect.

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it or the 45th day after you sign your application. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The policy date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

Exchange Right	For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. This exchange does not require our underwriting approval. We do not issue a new policy. State restrictions may apply.

Investment Choices	You may direct your net premiums or transfer your policy’s value to:
	• The Variable Account which consists of subaccounts, each of which invests in a fund with a particular investment objective; or	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 4.5%.

Surrenders	You may cancel the policy while it is in force and receive its cash surrender value or take a partial surrender out of your policy.	The cash surrender value is the policy value minus indebtedness minus any applicable surrender charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s cash surrender value.	Your policy secures the loan.

Transfers	You may transfer your policy’s value.	You may transfer policy value from one subaccount to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply.

8    RiverSource Variable Universal Life Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the insured’s death is caused by accidental injury.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled before age 60.

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Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your net premiums or transfer your policy’s value to a subaccount that may drop in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the subaccounts of the variable account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could lapse due to adverse investment experience if the DBG is not in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your policy’s value between subaccounts.	• The value of the subaccount from which you transferred could increase.
• The value of the subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in policy value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could lapse with no value.

	Your policy has little or no cash surrender value in the early policy years.	• Surrender charges apply to this policy for the first ten years. Surrender charges can significantly reduce policy value. Poor investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy lapses.
• Also, the lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may lapse due to surrender charges.	• Surrender charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the policy value and the death benefit, and may terminate the DBG. Additionally, for Option 1 policies, a partial surrender will reduce the specified amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of policy value;
— reducing the death benefit.
• Taking a loan may also terminate the DBG.

10    RiverSource Variable Universal Life Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can lapse due to poor investment performance.	• Your policy could lapse due to adverse investment experience if the DBG is not in effect and you do not pay the premiums needed to maintain coverage.
• The lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay surrender charges on the old policy
• The new policy has surrender charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total policy value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total policy value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

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Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

	If your policy lapses, matures or is fully surrendered with an outstanding policy loan you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a contract has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

	Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you, are the owner of the fund shares held by our Variable Account.	• You may be taxed on the income of each subaccount to the extent of your investment interest in the subaccount.

12    RiverSource Variable Universal Life Insurance New York — Prospectus

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund’s prospectus. Please refer to the prospectuses for the funds for more information. The investment advisers cannot guarantee that the funds will meet their investment objectives.

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Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge has two parts:
Sales charge:  2.5% of each premium payment. This part of the premium expense charge partially compensates us for expenses associated with distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under “Surrender Charge,” also may partially compensate us for these expenses.)
Premium tax charge:  1% of each premium payment. This part of the premium expense charge compensates us for paying taxes imposed by  the State of New York on premiums received by insurance companies.
Monthly Deduction
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the death benefit guarantee charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the four components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:
•	you do not specify the accounts from which the monthly deduction is to be taken; or
•	the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.
If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See “Death Benefit Guarantee”; also “Grace Period” and “Reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of insurance: primarily, the cost of providing the death benefit under your policy, which depends on:
•	the amount of the death benefit;
•	the policy value; and
•	the statistical risk that the insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:

14    RiverSource Variable Universal Life Insurance New York — Prospectus

“a”	is the monthly cost of insurance rate based on the insured’s sex, attained insurance age (age at last policy anniversary), rate classification and election of WMD. Generally, the cost of insurance rate will increase as the insured’s attained insurance age increases.
We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
If you purchased your policy on or after May 1, 1991 with an initial specified amount of $350,000 or greater, your policy qualifies for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, if you purchased your policy on or after May 1, 1993 and before Nov. 20, 1997, it qualifies for lower cost of insurance rates than policies purchased earlier. We modified cost of insurance rates to reflect industry-wide changes in mortality experience for all policies purchased on or after Nov. 20, 1997.
“b”	is the death benefit on the monthly date divided by 1.0036748 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%).
“c”	is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $5 per month. This charge reimburses us for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.
3.	Death benefit guarantee charge: one cent per $1,000 of the current specified amount and one cent per $1,000 of coverage under any OIR. This charge compensates us for the risk we assume in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured’s attained insurance age 65, whichever is later. The charge will not be deducted if the DBG is no longer in effect. For any policy month in which the monthly deduction is paid by a WMD, the minimum monthly premium will be zero. (See “Key Terms” later in this section for an explanation of the minimum monthly premium; see also “OIR” under “Fee Tables — Charges Other than Fund Operating Expenses.”)
4.	Optional insurance benefit charges: These are charges for any optional benefits added to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy lapses during the first ten policy years and in the ten years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:
Contingent deferred issue and administrative expense charge: Reimburses us for costs associated with issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per $1,000 of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of ten policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per $1,000 of increase in specified amount. It remains level during the first 5 years following the effective date of the increase and then decreases monthly until it is zero at the end of the tenth year following the increase.
Contingent deferred sales charge: Partially compensates us for expenses associated with distributing the policy, including sales representatives’ commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured’s insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in an SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as: a × (b + c)
where:
(a)	is the amount of the increase in the specified amount divided by the total specified amount after the increase;
(b)	is the policy value on the date of the increase; and
(c)	is all premium payments paid on or after the date of the increase.
The total surrender charge is subject to an overall upper limit or “maximum surrender charge.” The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured’s insurance age, sex (unless unisex rates are required by law), risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the

RiverSource Variable Universal Life Insurance New York — Prospectus    15

end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured’s attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum surrender charge for a male, insurance age 40 qualifying for nonsmoker rates. We assume the specified amount to be $200,000.
Lapse or surrender at beginning of year	Maximum surrender charge
1	$2,084.00
2	2,084.00
3	2,084.00
4	2,084.00
5	2,084.00
6	2,049.27
7	1,632.47
8	1,215.67
9	798.87
10	382.07
11	0.00
From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Mortality and Expense Risk Charge
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to .90% of the daily net asset value of the subaccounts — a level guaranteed for the life of the policy. Computed daily, the charge compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.
Total Annual Operating Expenses of the Funds
Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	surrender charges;
•	death benefit guarantee charges;
•	cost of optional insurance benefits;
•	policy fees;
•	mortality and expense risk charges; and
•	annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

16    RiverSource Variable Universal Life Insurance New York — Prospectus

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The variable account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

RiverSource Variable Universal Life Insurance New York — Prospectus    17

•	Money market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several fund of funds, including managed volatility funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and volatility management risk with the managed volatility funds: These funds invest in other registered mutual funds. In addition, managed volatility funds employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the policies and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your policy value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Although an investment in the managed volatility funds may mitigate declines in your policy value due to declining equity markets, the funds’ investment strategies may also curb or decrease your policy value during periods of positive performance by the equity markets. There is no guarantee that any of the funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the managed volatility funds, it provides no investment advice to you as whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous policy owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual policy owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our policies. By extension, the distribution expenses we incur benefit the funds we make available due to policy owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest.
The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the

18    RiverSource Variable Universal Life Insurance New York — Prospectus

variable account as subaccount options for policy owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to policy owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the policies.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to policy owners, including education of policy owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.

RiverSource Variable Universal Life Insurance New York — Prospectus    19

Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP International, Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Investment Management, Inc.
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

20    RiverSource Variable Universal Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio Select International Equity Fund (Class 3))*	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser. (Effective on May 1, 2018, Threadneedle International Limited will no longer serve as the subadviser for the Fund.)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 3))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.

RiverSource Variable Universal Life Insurance New York — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

22    RiverSource Variable Universal Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Enterprise Portfolio: Service Shares (previously Janus Aspen Series Enterprise Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Global Technology Portfolio: Service Shares (previously Janus Aspen Series Global Technology Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Overseas Portfolio: Service Shares (previously Janus Aspen Series Overseas Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC

RiverSource Variable Universal Life Insurance New York — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Putnam VT Global Health Care Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT High Yield Fund - Class IB Shares	Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.

24    RiverSource Variable Universal Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT Sustainable Leaders Fund - Class IA Shares (previously Putnam VT - Multi-Cap Growth Fund - Class IA Shares)	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.
Royce Capital Fund - Micro-Cap Portfolio, Investment Class	Seeks long-term growth of capital.	Royce & Associates, LP
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Third Avenue Value Portfolio	Seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.	Third Avenue Management LLC
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RiverSource Variable Universal Life Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers. (Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

26    RiverSource Variable Universal Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
*The Fund’s name change is effective on May 1, 2018.
Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See “Transfers Between the Fixed Account and Subaccounts.”)
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will not make any substitution or change without receiving the required prior approval of the SEC or state insurance departments.
Voting Rights
As a policy owner with investments in the subaccounts, you may vote on important fund matters.  We calculate votes separately for each subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.

RiverSource Variable Universal Life Insurance New York — Prospectus    27

We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners.  We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any subaccount;
•	add or remove variable accounts;
•	combine the assets of the variable account with the assets of any of our other separate accounts;
•	register or deregister the variable account;
•	operate the variable account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the variable account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is an option supported by our general account that we make available under the policy.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor has the fixed account been registered as an investment company under the Investment Company Act of 1940. We believe this option is exempt from registration under the federal securities laws because the underlying value does not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, RiverSource Life of NY has a reasonable basis for concluding that this option provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
This general account option has not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding this option, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate net premiums to the fixed account and transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in “Transfers Between the Fixed Account and Subaccounts”). Amounts allocated to the fixed account become part of our general account.
Placing policy value in the fixed account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the strength and soundness of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 4.5%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 4.5% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

28    RiverSource Variable Universal Life Insurance New York — Prospectus

Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a specified amount of insurance;
•	select a death benefit option;
•	designate a beneficiary; and
•	state how premiums are to be allocated among the fixed account and/or the subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.
Risk classification: The risk classification is based on the insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the insured, you and the insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the insured’s lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.

RiverSource Variable Universal Life Insurance New York — Prospectus    29

Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, until the policy value is sufficient to cover the surrender charge, we require that you pay premiums sufficient to keep the DBG in effect in order to keep the policy in force.
The scheduled premium amount you pay is based on a number of factors including, but not limited to:
•	the specified amount;
•	the insured’s gender (unless unisex rates are required by law);
•	the insured’s issue age;
•	the insured’s risk classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the DBG in effect.
You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments.
Allocation of premiums: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
Additional premiums: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our Service Center before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our Service Center at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner’s access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:
Fixed Account
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

30    RiverSource Variable Universal Life Insurance New York — Prospectus

•	any portion of the monthly deduction for the coming month that is allocated to the fixed account.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.
Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of accumulation units you own may fluctuate due to:
•	additional net premiums allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders and partial surrender fees;
•	surrender charges; and/or
•	monthly deductions.
Accumulation unit values will fluctuate due to:
•	changes in underlying fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk charges.
Keeping the Policy in Force
Death Benefit Guarantee
The DBG provides that your policy will remain in force until the insured’s age 65 or five policy years, if later, even if the cash surrender value is insufficient to pay the monthly deductions. The DBG will stay in effect as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	any outstanding indebtedness;
•	equals or exceeds the minimum monthly premiums; times
•	the number of months since the policy date (including the current month)
If, on a monthly date, you have not paid enough premiums to keep the DBG  in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the DBG cannot be reinstated.

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Grace Period
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.
We will then mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.
If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid will generally be taxable to the owner (see “Federal Taxes”). If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.
Reinstatement
Your policy may be reinstated within five years after it lapses, unless you surrender it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the insured remains insurable;
•	payment of a premium that will keep the policy in force for at least three months;
•	payment of the monthly deductions that were not collected during the grace period; and
•	payment or reinstatement of any indebtedness.
The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
During the first two years after we issue the policy, if it has not lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.
A transfer for this purpose will not count against the maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.
A transfer for this purpose has no effect on the policy’s death benefit, specified amount, net amount at risk, rate classification or issue age. Only the options available for allocating your policy value will be affected.
Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.
Proceeds Payable Upon Death
We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the specified amount; or
•	a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the policy value plus the specified amount; or

32    RiverSource Variable Universal Life Insurance New York — Prospectus

•	a percentage of policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Example	Option 1	Option 2
Specified amount	$100,000	$100,000
Policy value	$ 5,000	$ 5,000
Death benefit	$100,000	$105,000
Policy value increases to	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000
Policy value decreases to	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000
If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated beneficiaries. If we are unable to locate a beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated death benefit proceeds, the state is obligated to pay any such proceeds it is holding.
Change in Death Benefit Option
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.
An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction (because the cost of insurance charges depends upon the specified amount).
•	Minimum monthly premium.
•	Charges for certain optional insurance benefits.
The surrender charge will not be affected.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

RiverSource Variable Universal Life Insurance New York — Prospectus    33

Increases: You may increase the specified amount. Any increase in specified amount may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured’s attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.
An increase in the specified amount will have the following effects on policy charges:
•	Your monthly deduction will increase because the cost of insurance and DBG charge both depend upon the specified amount.
•	Charges for certain optional insurance benefits will increase.
•	The minimum monthly premium will increase if the DBG is in effect.
•	The surrender charge will increase.
•	A new schedule of surrender charges will apply to the amount of any increase in the specified amount.
At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.
Decreases: After the first policy year, you may decrease the specified amount, subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the specified amount may not be less than the minimum specified amount shown in the policy.
•	The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.
For policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more, the minimum specified amount after the decrease is:
Policy Year	Initial specified amount	Minimum specified amount
Year 1	All amounts	Decreases not allowed
Years 2-5	$650,000 or more	$325,000
Years 2-5	$500,000–$649,000	$250,000
Years 2-5	$350,000–$499,000	$175,000
Years 6-10	$650,000 or more	$300,000
Years 6-10	$500,000–$649,000	$250,000
Years 6-10	$350,000–$499,000	$175,000
Years 11-15	$650,000 or more	$150,000
Years 11-15	$500,000–$649,000	$125,000
Years 11-15	$350,000–$499,000	$80,000
Years 16 or more	All amounts	$50,000
For all other policies, the specified amount remaining after the decrease may not be less than the following minimum specified amount:
Policy Year	Minimum specified amount
Year 1	Decreases not allowed
Years 1-5	$50,000
Years 6-10	$40,000
Years 11+	$25,000

34    RiverSource Variable Universal Life Insurance New York — Prospectus

Example
This example assumes a policy purchased after May 1, 1991 with an initial specified amount of $400,000. In policy year 4, you request a $300,000 decrease in the initial specified amount. The minimum specified amount in policy year 4 is $175,000, so the amount of the decrease is limited to $225,000.
A decrease in specified amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.
•	Charges for certain optional insurance benefits will decrease.
•	The minimum monthly premium will decrease if the DBG is in effect.
•	The surrender charge will not change.
No surrender charge is imposed when you request a decrease in the specified amount.
We will deduct decreases in the specified amount from the current specified amount in this order:
•	First from the portion due to the most recent increase;
•	Next from portions due to the next most recent increases successively; and
•	Then from the initial specified amount when the policy was issued.
This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the insured’s age or sex has been misstated, the proceeds payable upon death will be:
•	the policy value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding indebtedness on the date of death.
Suicide
Suicide by the insured within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.
 If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.
Beneficiary
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.
Transfers Between the Fixed Account and Subaccounts
You may make five transfers of policy values per year from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.

RiverSource Variable Universal Life Insurance New York — Prospectus    35

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the policy. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of

36    RiverSource Variable Universal Life Insurance New York — Prospectus

fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, and the risks that market timing pose to that fund and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
•	If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a subaccount to another subaccount or the fixed account:
•	For mail and telephone transfers — $250 or the entire subaccount balance, whichever is less.
•	For automated transfers — $50.
From the fixed account to a subaccount:
•	For mail and telephone transfers — $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
From a subaccount to another subaccount or the fixed account:
•	None.
From the fixed account to a subaccount:
•	Entire fixed account balance minus any outstanding indebtedness.

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Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
•	You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
•	If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.

38    RiverSource Variable Universal Life Insurance New York — Prospectus

How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in good order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $200. Please see your policy for further details.
Maximum Loan Amounts
•	85% of the policy value minus surrender charges.
•	For phone requests, the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

RiverSource Variable Universal Life Insurance New York — Prospectus    39

Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
Repayments
We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro-rata basis. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts, and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum guaranteed rate of 4.5% in the fixed account. Payment of this interest is based on the strength and soundness of RiverSource Life Insurance Co. of New York. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the DBG to terminate.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take any amount from $200 up to 85% of the policy’s cash surrender value. Partial surrenders by telephone are limited to $100,000. We will charge you a partial surrender fee, as described under “Loads, Fees and Charges.” Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
Effects of partial surrenders
•	A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

40    RiverSource Variable Universal Life Insurance New York — Prospectus

•	A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.
•	If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:
1. First from the specified amount provided by the most recent increase;
2. Next from the next most recent increases successively;
3. Then from the initial specified amount when the policy was issued.
Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the specified amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

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We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the policy owner or to an address other than the address of record. These requirements will be designed to ensure policy owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the insured dies; or
•	the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.
We pay all death benefit proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at the rate not less than 4% per year on lump sum death benefit proceeds from the date of the insured’s death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the insured’s lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 10, 15 or 20 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

42    RiverSource Variable Universal Life Insurance New York — Prospectus

Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in good order. However, we reserve the right to postpone payments of cash surrender value, policy loans or variable death benefit proceeds in excess of the specified amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders; or
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the fixed account for up to six months from the date we receive the request in good order. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it.
Taxation of Policy Proceeds
Death benefit proceeds: The death benefit paid to the beneficiary is generally not considered income to the beneficiary and is not subject to federal income taxes.

RiverSource Variable Universal Life Insurance New York — Prospectus    43

Maturity value proceeds: The policy matures when the insured is alive at the insured’s attained insurance age 100. We pay you the maturity value. The maturity value is equal to the cash surrender value of the policy at the insured’s attained insurance age 100. If that amount plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit proceeds under Payment Option A: The death benefit proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary’s investment in the policy and will not be taxed. The beneficiary’s investment in the policy is generally the death benefit proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death proceeds (See the following table.): Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, maturity,or payment options may be subject to federal (or state, if applicable) income tax as ordinary income to the extent of any earnings in the contract. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the lapse or surrender or maturity of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death proceeds:
Full surrender or maturity:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

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Source of Proceeds	Taxable Portion of Pre-death Proceeds
Modified Endowment Contracts:(3)	Taxable portion of pre-death proceeds:
Full surrender or maturity:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• policy value minus your investment in the policy.(1)

Payment Options: Pre-death proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or lapse or mature with outstanding indebtedness, see discussion related to “full surrender or maturity” or “lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

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Modified Endowment Contracts
Your policy is a modified endowment contract if:
•	you apply for it or materially change it on or after June 21, 1988; and
•	the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit,(1) is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the owner attains age 59½;
•	the distribution is attributable to the owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner’s beneficiary.
(See “Taxation of Policy Proceeds” “Pre-death proceeds” and accompanying table.)
(1)	Please note that any Base Insured Rider (BIR) or Other Insured Rider (OIR) currently in force on a policy cannot be increased. Also, these riders are no longer available for purchase.

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Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within the either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The insured was an employee at any time during the 12-month period before the insured’s death;

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•	The insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;
•	The death benefits are paid to a member of the family of the insured, any individual who is the designated beneficiary of the insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated beneficiary, or the estate of the insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary, or the estate of the insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;
•	Provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the employee.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the cash surrender value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the cash surrender value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the

48    RiverSource Variable Universal Life Insurance New York — Prospectus

premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit proceeds or its cash surrender value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the insured is paid to a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.
Taxation — Determined by Policy ownership
The regulations provide rules for determining the owner and the non-owner of the life insurance contract. The general rule is that the owner is the person named as the policy owner. If two or more persons are designated as the policy owners, the first-named person generally is treated as the owner of the entire contract, however, if two or more persons are named as the policy owners and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as owners of separate contracts. The general rule that the

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person named as the policy owner is treated as the owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the owner of the life insurance contract if the owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
New contracts are not currently being offered.
Although we no longer offer the policy for sale, you may continue to make premium payments if permitted under the terms of your policy. We paid commissions to an affiliated selling firm of up to 95% of the initial target premium (annualized) when the policy was sold, plus we pay up to 5.7% of all premiums in excess of the target premium. We determine the target premium, according to age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the policy for as long as the policy remains in effect. At the end of policy years one through ten, we pay our sales representatives a service fee of up to .30% of the policy value, less indebtedness. We pay additional commissions to our representatives if an increase in coverage occurs.
The above commissions and service fees compensate our sales representative for selling and servicing the policy. These commissions do not change depending on which subaccounts you choose to allocate your premium. We also may pay additional commissions to help compensate the field leadership and pay for other distribution expenses and benefits noted below. Our sales representative may be required to return sales commissions under certain circumstances including, but not limited to, if you return the policy under the free look period.
From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.
A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your policy.
We pay the commissions and other compensation described above from our assets. Our assets include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

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•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part of all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from policy owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

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Key Terms
These terms can help you understand details about your policy.
Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured’s death.
Attained insurance age: The insured’s insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit proceeds.
Cash surrender value: Proceeds received if you surrender the policy in full or the policy matures. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.
Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Guarantee (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured’s attained insurance age 65 or five policy years, if later. The guarantee is in effect if you meet certain premium payment requirements.
Death benefit valuation date: The date of the insured’s death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed account: The portion of the policy value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the subaccounts of the variable account invests in a specific one of these funds.
Good order: We cannot process your transaction request relating to the policy until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Insurance age: The insured’s age, based upon his or her last birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Maturity date: The insured’s attained insurance age 100, if living.
Minimum monthly premium: The premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.
Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.
Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net premium: The premium paid minus the premium expense charge.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The owner is authorized to make changes to the policy and request transactions involving policy value. In the prospectus “you” and “your” refer to the owner.
Policy anniversary: The same day and month as the policy date each year the policy remains in force.
Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy value: The sum of the fixed account value plus the variable account value.

52    RiverSource Variable Universal Life Insurance New York — Prospectus

Proceeds: The amount payable under the policy as follows:
•	Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.
•	On the maturity date, proceeds will be the cash surrender value.
•	On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.
Risk classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.
Subaccounts: Each subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or fund.
Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our Service Center before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request in good order. On the other hand, if we receive your transaction request in good order at our Service Center at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.
Variable account: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.
Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Variable Universal Life Insurance New York — Prospectus    53

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2018 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6171 CD (4/18)

PART B: STATEMENT OF ADDITIONAL INFORMATION

The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated April 30, 2018, filed electronically as Part B to Post-Effective Amendment No. 33 to Registration Statement No. 333-42257 on or about April 30, 2018, is incorporated by reference to this Post-Effective Amendment No. 43.

PART C: OTHER INFORMATION

Item 26. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as Exhibit 1.A.(1) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(a)(2) Standard Terms and Conditions of Trust, effective August 4, 1986, filed electronically as Exhibit 1.A.(8)(d) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(a)(3) Board Resolution for establishment of 81 subaccounts dated May 20, 2005 filed electronically on or about April 27, 2006, as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 21, File No. 333-44644 is incorporated herein by reference.

(a)(4) Board Resolution for establishment of 101 subaccounts dated April 15, 2011, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(4) Board Resolution for establishment of 21 subaccounts dated April 28, 2014, filed electronically as Exhibit (a) (6) to Post-Effective Amendment No. 28 to Registration Statement 333-42257 is incorporated herein by reference.

(a)(5) Board Resolution for establishment of 10 subaccounts dated April 28, 2015, filed electronically as Exhibit (a)(7) to Post-Effective Amendment No. 29 to Registration Statement 333-42257 is incorporated herein by reference.

(b) Not applicable.

(c)(1) Explanation of New York Sales Agreements, filed electronically as Exhibit 1.A.(3)(b)(i) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(2) Form of Personal Financial Planner’s Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(ii) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(3) Form of Personal Financial Planner’s Agreement with IDS Life Insurance Company of New York, filed electronically as Exhibit 1.A.(3)(b)(iii) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(4) Form of “Field Trainer’s” Rider to Personal Financial Planner’s Agreement, filed electronically as Exhibit 1.A.(3)(b)(iv) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(5) Form of District Manager’s Rider to Personal Financial Planner’s Agreement, filed electronically as Exhibit 1.A.(3)(b)(v) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(6) Form of “New York District Manager-Insurance” Rider to Personal Financial Planner’s Agreement, filed electronically as Exhibit 1.A.(3)(b)(vi) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(7) Form of Division Manager’s Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(vii) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(8) Form of “New York Division Manager-Insurance” Rider to Division Manager’s Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(viii) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c)(9) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy, dated April 1, 1987, filed electronically as Exhibit 1.A.(5) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(d)(2) Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL-NY) filed electronically as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 23 to the Registration Statement No. 33-15290 is incorporated herein by reference.

(e)(1) Form of Application for the Flexible Premium Variable Life Insurance Policy, filed electronically as Exhibit 1.A.(10) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(f)(1) Copy of Certificate of Amendment of the Certificate of Incorporation of IDS Life Insurance Company of New York, filed electronically as Exhibit 1.A.(6)(a) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(f)(2) Copy of Amended Bylaws of IDS Life Insurance Company of New York, dated May 1992, filed electronically as Exhibit 1.A.(6)(b) to Post-Effective Amendment No. 12, File No. 33-15290 is incorporated herein by reference.

(f)(3) Copy of Amended and Restated By-Laws of IDS Life Insurance Company of New York, filed electronically as Exhibit 6.3 to Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

(g)(1) Redacted copy of Automatic Agreement between IDS Life Insurance Company of New York and Reinsurer dated April 1, 1990, filed electronically as Exhibit (g)(1) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(2) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990, between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-1-0, effective May 1, 1990 filed electronically as Exhibit (g)(2) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(3) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990, between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-2-0, effective May 1, 1992, filed electronically as Exhibit (g)(3) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(4) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990, between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-3-0, effective November 1, 1993, filed electronically as Exhibit (g)(4) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(5) Redacted copy of Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer dated August 29, 1990, and identified as Number U81736 filed electronically as Exhibit (g)(5) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(6) Redacted copy of Reinsurance Agreement between Reinsurer and IDS Life Insurance Company of New York identified as Agreement Number BA052-86 filed electronically as Exhibit (g)(6) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(7) Redacted copy of Addendum Number 1 to the Reinsurance Agreement between IDS Life Insurance Company of New York and the Reinsurer, identified as Number BA052-86 filed electronically as Exhibit (g)(7) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(8) Redacted copy of Automatic Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(8) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(9) Redacted copy of Amendment Number 2 to the Automatic Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer dated July 1, 1987, filed electronically as Exhibit (g)(9) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(g)(10) Redacted copy of Amendment Number 7 to the Automatic YRT Reinsurance Agreement dated April 1, 1990, identified as Number NA4429-90, made between IDS Life Insurance Company of New York and the Reinsurer filed electronically as Exhibit (g)(10) to Post-Effective Amendment No. 29 to Registration No. 33-15290 is incorporated herein by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(6) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(7) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(8) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(11) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(12) Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(13) Copy of Amended and Restated Participation Agreement dated Jan. 1, 2007, by and among Royce Capital Fund, Royce Associates LLC and RiverSource Life Insurance Co. of New York, filed electronically as Exhibit 8.28 to Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(14) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit (h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(15) Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(17) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(16) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(17) Copy of Fund Participation Agreement dated January 1, 2007, by and among, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(18) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(19) Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(20) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(21) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(22) Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(23) Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(24) Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(25) Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.17 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(26) Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.18 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(27) Copy of Fund Participation Agreement dated Dec. 30, 2016, by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.32 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 46 to Registration Statement No. 333-91691 is incorporated herein by reference.

(i) Not applicable.

(j) Not applicable.

(k) Consent and Opinion of Counsel is filed electronically herewith.

(l) Not applicable.

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm for VUL-NY is filed electronically herewith.

(o) Not applicable.

(p) Not applicable.

(q) RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(r) Power of Attorney to sign amendments to this Registration Statement, dated January 31, 2018 filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.10 to Registration Statement No. 333-186220 is incorporated herein by reference.

(r)(1) Power of Attorney for Gumer C. Alvero to sign amendments to this Registration Statement, dated March 8, 2018 filed electronically as Exhibit 13.2 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.11 to Registration Statement No. 333-186220 is incorporated herein by reference.

Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name	Principal Business Address*	Positions and Offices with Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman, President and Chief Executive Officer

Jean B. Keffler	1010 Swingley Rd. Livingston, MT 59047	Director

Richard N. Bush		Senior Vice President—Corporate Tax

Steve M. Gathje		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President – Insurance Product Development

Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director

Ronald L. Guzior	Sax/BST, LLC 26 Computer Drive West Albany, NY 12205	Director

James A. Brefeld, Jr.		Senior Vice President and Treasurer

Thomas R. Moore		Secretary

David K. Stewart		Senior Vice President and Controller

Lynn Abbott		Vice President – National Sales Manager and Fund Management

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited[1]	India
Ameriprise International Holdings GmbH	Switzerland
Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investment Singapore (Pte.) Ltd.	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Holdings Sàrl—(see separate org chart for subsidiaries of this entity)	Luxembourg
Threadneedle EMEA Holdings 1, LLC	MN
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.[2]	MN
Ameriprise Advisory Management, LLC	DE
Ameriprise Financial Services, Inc.[2]	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Investment Professionals, Inc.[2]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE

J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[2]	DE
Seligman Partners, LLC	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[3]	TX
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[4]	TX
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.[2]	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE

[1]	This entity has two shareholders: Ameriprise Financial, Inc. (19%) and Ameriprise India Private Limited (81%).
[2]	Registered Broker-Dealer.
[3]	This entity has two shareholders: Lionstone Partners, LLC (99%) and Cash Flow Asset Management GP, LLC (1%).
[4]	This entity has two shareholders: Lionstone Partners, LLC (99.9%) and LPL 1111 Broadway GP, LLC (0.1%).

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter

Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

James A. Brefeld, Jr.	Senior Vice President and Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jeffrey J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)

RiverSource Distributors, Inc., the principal underwriter during

Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$26,882,985	None	None	None

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 26th day of April, 2018.

RiverSource of New York Account 8 (Registrant)

By	RiverSource Life Insurance Co. of New York (Depositor)
By	/s/ Gumer C. Alvero**
Gumer C. Alvero
Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2018.

/s/ Gumer C. Alvero* Gumer C. Alvero	Chairman of the Board, President and Chief Executive Officer

/s/ Jean B. Keffeler* Jean B. Keffeler	Director

/s/ Mark Gorham* Mark Gorham	Director and Vice President - Insurance Product Development

/s/ Richard N. Bush* Richard N. Bush	Senior Vice President - Corporate Tax

/s/ Jason J. Poor* Jason J. Poor	Director

/s/ Steven M. Gathje* Steven M. Gathje	Senior Vice President and Chief Actuary

/s/ Karen M. Bohn* Karen M. Bohn	Director

/s/ Ronald L. Guzior* Ronald L. Guzior	Director

/s/ Mark D. Scalercio* Mark D. Scalercio	Director

/s/ James A. Brefeld, Jr.* James A. Brefeld, Jr.	Senior Vice President and Treasurer

/s/ David K. Stewart* David K. Stewart	Senior Vice President and Controller

*	Signed pursuant to Power of Attorney dated January 31, 2018, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-186220, by:
**	Signed pursuant to Power of Attorney dated March 8, 2018 filed electronically as Exhibit 13.2 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 11 to Registration Statement No. 333-186220, by:

/s/ Dixie Carroll
Dixie Carroll Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 43 TO

REGISTRATION STATEMENT NO. 33-15290

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A. Prospectus for:

RiverSource (R) Variable Universal Life Insurance.

Part B.

The combined Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.

Part C.

Other information.

Signatures.

Exhibits.

EXHIBIT INDEX

(k)	Consent and Opinion of Counsel.

(n)	Consent of Independent Registered Public Accounting Firm for VUL-NY.